UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 11, 2009

AboveNet, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-23269	11-3168327
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 Hamilton Avenue
White Plains, New York	10601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (914) 421-6700

(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

This Current Report on Form 8-K/A amends the Current Report on Form 8-K of AboveNet, Inc. (the “Company”) dated May 11, 2009 (the “May 11 8-K”) to replace the Company’s slide presentation for its May 12, 2009 earnings conference call filed as Exhibit 99.2 to the May 11 8-K.  The replacement presentation (the “Replacement Presentation”), which is being furnished as Exhibit 99.2 hereto (i) adds supplemental disclosure that reconciles certain non-GAAP financial measures to the most directly comparable GAAP measures; and (ii) provides additional clarification on the definition of the term “Adjusted EBITDA” used in the presentation.  The copy of the slide presentation initially posted on the investor relations portion of the Company’s website, http://investors.above.net, has also been replaced by the Replacement Presentation.

The Replacement Presentation is furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934 (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description of the Exhibit

99.2	Replacement Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABOVENET, INC.

Date: June 9, 2009	By:	/s/ Robert Sokota
Robert Sokota
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of the Exhibit

99.2	Replacement Presentation